UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 1, 2006

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

8310 16th Street

Sturtevant, Wisconsin 53177-0902

(Address of Principal Executive Offices, Including Zip Code)

(262) 631-4001

(Registrant’s Telephone Number, Including Area Code)

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

8310 16th Street

Sturtevant, Wisconsin 53177-0902

(Address of Principal Executive Offices, Including Zip Code)

(262) 631-4001

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 1, 2006, Johnson Polymer, LLC (“Polymer”), a Wisconsin limited liability company and a wholly owned subsidiary of JohnsonDiversey, Inc. (the “Company”), and JohnsonDiversey Holdings II B.V. (“Holdings”), a company organized under the laws of the Netherlands and an indirectly owned subsidiary of the Company, entered into an Asset and Equity Interest Purchase Agreement (the “Purchase Agreement”) with BASF Aktiengesellschaft, a company organized under the laws of Germany (“BASF”). A copy of the Purchase Agreement is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Pursuant to the terms and conditions of the Purchase Agreement and in return for the payment of $470 million, BASF has agreed to purchase substantially all of the assets of Polymer, all of the equity interests in certain of Polymer’s subsidiaries and all of the equity interests owned by Holdings in Johnson Polymer B.V., a company organized under the laws of the Netherlands, which assets and equity interests were previously employed in the business of developing, manufacturing, and selling specialty polymers for use in the industrial print and packaging industry, industrial paint and coatings industry, and industrial plastics industry (the “Business”). BASF is required to pay the purchase price in cash at closing, which purchase price is subject to a post-closing adjustment based upon the closing net asset value of the Business. Pursuant to the terms of the Purchase Agreement, BASF shall not assume any liabilities of Polymer except those specifically identified by the parties in conjunction with determining the closing net asset value for the Business. The closing of the transactions contemplated by the Purchase Agreement is subject to a number of closing conditions, including obtaining all necessary merger control approvals from the merger control authorities of applicable jurisdictions.

In addition, on May 1, 2006, Commercial Markets Holdco, Inc., Marga B.V. and JohnsonDiversey Holdings, Inc. amended and restated the Stockholders’ Agreement dated as of May 3, 2002. A copy of the Amended and Restated Stockholders’ Agreement is filed as Exhibit 99.2 to this report and is incorporated herein by reference. A summary of the provisions of the Amended and Restated Stockholders’ Agreement is filed as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Asset and Equity Interest Purchase Agreement, dated May 1, 2006, by and among Johnson Polymer, LLC, JohnsonDiversey Holdings II B.V. and BASF Aktiengesellschaft

99.2	Amended and Restated Stockholders’ Agreement, dated as of May 1, 2006, by and among JohnsonDiversey Holdings, Inc., Commercial Markets Holdco, Inc. and Marga B.V.

99.3	Summary of Amended and Restated Stockholders’ Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: May 4, 2006	By:	/s/ Joseph F. Smorada
	Name:	Joseph F. Smorada
	Title:	Vice President and Chief Financial Officer

JOHNSONDIVERSEY, INC.

Date: May 4, 2006	By:	/s/ Joseph F. Smorada
	Name:	Joseph F. Smorada
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Asset and Equity Interest Purchase Agreement, dated May 1, 2006, by and among Johnson Polymer, LLC, JohnsonDiversey Holdings II B.V. and BASF Aktiengesellschaft

99.2	Amended and Restated Stockholders’ Agreement, dated as of May 1, 2006, by and among JohnsonDiversey Holdings, Inc., Commercial Markets Holdco, Inc. and Marga B.V.

99.3	Summary of Amended and Restated Stockholders’ Agreement